Exhibit 32.1 — Section 1350 Certifications
(under Section 906 of the Sarbanes-Oxley Act of 2002)
In connection with the Annual Report of U.S. Global Investors, Inc. (the Company) on Form 10-K for the year ending June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Frank E. Holmes, Chief Executive Officer of the Company, hereby certify to my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: September 12, 2007

/s/ Frank E. Holmes
Frank E. Holmes
Chief Executive Officer

A signed original of the written statement required by Section 906 has been provided to U.S. Global Investors, Inc. and will be retained by U.S. Global Investors, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Section 1350 Certifications
(under Section 906 of the Sarbanes-Oxley Act of 2002)
In connection with the Annual Report of U.S. Global Investors, Inc. (the Company) on Form 10-K for the year ending June 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Catherine A. Rademacher, Chief Financial Officer of the Company, hereby certify to my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: September 12, 2007

/s/ Catherine A. Rademacher
Catherine A. Rademacher
Chief Financial Officer

A signed original of the written statement required by Section 906 has been provided to U.S. Global Investors, Inc. and will be retained by U.S. Global Investors, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.